Collateral for crude oil exploration concession agreements	6 Months Ended
Jun. 30, 2022
Collateral For Crude Oil Exploration Concession Agreements
Collateral for crude oil exploration concession agreements

19.	Collateral for crude oil exploration concession agreements

The Company has granted collateral to ANP in connection with the performance of the Minimum Exploration Programs established in the concession agreements for petroleum exploration areas in the total amount of US$ 1,913 (US$ 1,574 as of December 31, 2021) of which US$ 1,913 were still in force as of June 30, 2022 (US$ 1,574 as of December 31, 2021), net of commitments undertaken. As of June 30, 2022, the collateral comprises crude oil from previously identified producing fields, pledged as collateral, amounted to US$ 1,324 (US$ 1,243 as of December 31, 2021) and bank guarantees of US$ 589 (US$ 331 as of December 31, 2021).